Class R1, R4, R5, A & C Share Balanced Strategy Fund TA Fee Waiver

03/01/15 – 2/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue

Seattle, WA 98101

Re:	Russell Investment Company - Balanced Strategy Fund (the “Fund”)

Dear Mr. Swanson:

Until February 29, 2016, RFSC agrees to waive 0.06% of its transfer agency fees for Class R1, R4 and R5 Shares of the Fund and agrees to waive 0.13% of its transfer agency fees for Class A and C Shares of the Fund.

This waiver (1) supersedes any prior transfer agency waiver arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RFSC’s option, continue after February 29, 2016, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND
SERVICES COMPANY

By:
Sandra Cavanaugh
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Class R1, R4, R5, A, C, E & S Share Conservative Strategy Fund TA Fee Waiver

03/01/15 – 2/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue

Seattle, WA 98101

Re:	Russell Investment Company - Conservative Strategy Fund (the “Fund”)

Dear Mr. Swanson:

Until February 29, 2016, RFSC agrees to waive 0.15% of its transfer agency fees for Class R1, R4 and R5 Shares of the Fund and agrees to waive 0.02% of its transfer agency fees for Class A, C, E and S Shares of the Fund.

This waiver (1) supersedes any prior transfer agency waiver arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RFSC’s option, continue after February 29, 2016, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND
SERVICES COMPANY

By:
Sandra Cavanaugh
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Class R1, R4 & R5 Share Equity Growth Strategy Fund TA Fee Waiver

03/01/15 – 2/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue

Seattle, WA 98101

Re:	Russell Investment Company – Equity Growth Strategy Fund (the “Fund”)

Dear Mr. Swanson:

Until February 29, 2016, RFSC agrees to waive 0.08% of its transfer agency fees for Class R1, R4 and R5 Shares of the Fund.

This waiver (1) supersedes any prior transfer agency waiver arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RFSC’s option, continue after February 29, 2016, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND
SERVICES COMPANY

By:
Sandra Cavanaugh
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Class R1, R4 & R5 Share Growth Strategy Fund TA Fee Waiver

03/01/15 – 2/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue

Seattle, WA 98101

Re:	Russell Investment Company - Growth Strategy Fund (the “Fund”)

Dear Mr. Swanson:

Until February 29, 2016, RFSC agrees to waive 0.05% of its transfer agency fees for Class R1, R4 and R5 Shares of the Fund.

This waiver (1) supersedes any prior transfer agency waiver arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RFSC’s option, continue after February 29, 2016, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND
SERVICES COMPANY

By:
Sandra Cavanaugh
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Class R1, R4, R5, A & C Share Moderate Strategy Fund TA Fee Waiver

03/01/15 – 2/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue

Seattle, WA 98101

Re:	Russell Investment Company - Moderate Strategy Fund (the “Fund”)

Dear Mr. Swanson:

Until February 29, 2016, RFSC agrees to waive 0.08% of its transfer agency fees for Class A, C, R1, R4 and R5 Shares of the Fund.

This waiver (1) supersedes any prior transfer agency waiver arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RFSC’s option, continue after February 29, 2016, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND
SERVICES COMPANY

By:
Sandra Cavanaugh
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

LifePoints Target Portfolio Funds

Direct Expense Cap

03/1/15 to 02/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Conservative Strategy, Moderate Strategy, Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds (the “Funds”)

Dear Mr. Swanson:

For each of the above named Funds individually, Russell Investment Management Company (“RIMCo”) agrees, until February 29, 2016, to waive up to the full amount of its 0.20% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.12% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include transfer agency fees, Rule 12b-1 distribution fees, shareholder services fees, extraordinary expenses or the expenses of other investment companies in which the Funds invests which are borne indirectly by the Funds.

This waiver and reimbursement (1) supersedes any prior contractual waiver or reimbursement arrangements and any prior non-contractual waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT COMPANY

By:
Jeffrey T. Hussey, President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson, Treasurer

TA Fee Waivers

03/01/15 through 02/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Dear Mr. Swanson:

Russell Fund Services Company (“RFSC”), as transfer agent to Russell Investment Company (“RIC”), agrees to waive, at least through February 29, 2016, a portion of its transfer agency fees for certain Classes of certain RIC Funds as set forth in the table below.

Fund and Class	Amount Waived
Russell Global Opportunistic Credit Fund – Class A, C, E & S	0.12%
Russell Strategic Bond – Class A,C, E & S	0.04%
Russell Commodity Strategies Fund – Class A, C, E and S	0.01%
Russell Short Duration Bond – Class A, C, E & S	0.12%
Russell U.S. Strategic Equity Fund – Class A, C, E & S	0.02%
Russell Tax-Managed U.S. Mid & Small Cap – Class A	0.02%
Russell Tax-Managed U.S. Mid & Small Cap – Class C, E & S	0.05%
Russell Tax Exempt Bond Fund – Class A	0.02%
Russell Tax Exempt Bond Fund – Class C, E & S	0.06%
Russell Global Infrastructure Fund – Class A, C, E & S	0.02%

This waiver (1) supersedes any prior transfer agency waiver arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RFSC’s option, continue after February 29, 2016, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL FUND	Accepted and Agreed:
SERVICES COMPANY	RUSSELL INVESTMENT COMPANY

By:	By:
Sandra Cavanaugh	Mark E. Swanson
President	Treasurer

Russell Commodities Strategies and

Russell Cayman Commodity Strategies

Advisory and Administrative Fee Waivers

03/01/15 to 02/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Russell Commodity Strategies Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2016, 0.30% of its 1.25% advisory fee for the Fund (“Waiver A”). Waiver A (1) may not be terminated during the relevant period except at the Board’s discretion and (2) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

Additionally, Russell Cayman Commodity Strategies Fund Ltd., a wholly-owned subsidiary of the Fund (the “Subsidiary”), pays RIMCo an advisory fee and pays Russell Fund Services Company (“RFSC”) an administrative fee at the annual rates of 1.25% and 0.05%, respectively, of its net assets (collectively, the “Subsidiary Fees”).

RIMCo and RFSC each agree to permanently waive all or a portion of the advisory fees and the administrative fees paid by the Fund to RIMCo and RFSC, respectively, in an amount equal to the amount of the Subsidiary Fees received by RIMCo and RFSC, if any (“Waiver B,” and together with Waiver A, the “Waivers”). Waiver B may not be terminated by RIMCo or RFSC and shall remain in effect as long as their advisory and administrative agreements with the Subsidiary are in place.

In no event will RIMCo or RFSC be required to waive fees or reimburse the Fund for any amount in excess of accrued aggregate advisory and administrative fees attributable to any day.

The Waivers set forth in this agreement supersede any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement.

Russell Commodities Strategies and

Russell Cayman Commodity Strategies

Advisory and Administrative Fee Waivers

03/01/15 to 02/29/16

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT MANAGEMENT COMPANY

By:
Jeffrey T. Hussey
President

RUSSELL FUND SERVICES COMPANY

By:
Sandra Cavanaugh
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell Global Infrastructure Fund

Advisory Fee Waiver

03/01/15 to 02/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Russell Global Infrastructure Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2016, 0.33% of its 1.25% advisory fee for the Fund.

This waiver (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT COMPANY

By:
Jeffrey T. Hussey
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell Global Opportunistic Credit Fund

Advisory Fee Waiver

03/01/15 to 02/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Russell Global Opportunistic Credit Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2016, 0.324% of its 1.00% advisory fee for the Fund.

This waiver (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT COMPANY

By:
Jeffrey T. Hussey
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell Short Duration Bond Fund

Advisory Fee Waiver

03/01/15 to 02/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Russell Short Duration Bond Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2016, 0.082% of its 0.45% advisory fee for the Fund.

This waiver (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT COMPANY

By:
Jeffrey T. Hussey
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell Strategic Bond Fund

Advisory Fee Waiver

03/01/15 to 02/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Russell Strategic Bond Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2016, 0.034% of its 0.50% advisory fee for the Fund.

This waiver (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT COMPANY

By:
Jeffrey T. Hussey
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell Strategic Call Overwriting

03/01/15 to 02/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Russell Strategic Call Overwriting Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2016, up to the full amount of its 0.80% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT COMPANY

By:
Jeffrey T. Hussey
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell U.S. TMM&SC

Total Expense Cap

03/01/15 to 02/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Russell Tax-Managed U.S. Mid & Small Cap Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2016, up to the full amount of its 0.98% advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 1.10% of the average daily net assets of that Fund on an annual basis.

Direct fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual waiver or reimbursement arrangements except for the waiver of transfer agency fees by RFSC set forth in another agreement and any prior non-contractual waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT COMPANY

By:
Jeffrey T. Hussey
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer

Russell U.S. Large Cap Equity

Direct Expense Cap

03/01/15 to 02/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 2nd Ave.

Seattle, WA 98101

Re:	Russell U.S. Large Cap Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”) agrees, until February 29, 2016, to waive up to the full amount of its 0.70% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that Fund-level direct expenses exceed 0.67% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT COMPANY

By:
Jeffrey T. Hussey, President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson, Treasurer

Russell U.S. Mid Cap Equity

Direct Expense Cap

03/01/15 to 02/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 2nd Ave.

Seattle, WA 98101

Re:	Russell U.S. Mid Cap Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”) agrees, until February 29, 2016, to waive up to the full amount of its 0.80% advisory fee for the Fund and then to reimburse the Fund for other direct Fund-level expenses to the extent that such direct Fund-level expenses exceed 0.77% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) supersedes any prior contractual waiver or reimbursement arrangements, (2) may not be terminated during the relevant period except at the Board’s discretion and (3) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT COMPANY

By:
Jeffrey T. Hussey, President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson, Treasurer

Russell U.S. Strategic Equity Fund

Advisory Fee Waiver

03/01/15 to 02/29/16

March 1, 2015

Mr. Mark E. Swanson

Treasurer

Russell Investment Company

1301 Second Avenue, 18th Floor

Seattle, WA 98101

Re:	Russell Investment Company Russell U.S. Strategic Equity Fund (the “Fund”)

Dear Mr. Swanson:

Russell Investment Management Company (“RIMCo”), as adviser to Russell Investment Company (“RIC”), agrees to waive, until February 29, 2016, up to the full amount of its 0.75% advisory fee and then to reimburse the Fund for other direct Fund-level expenses, excluding dividend and interest expenses on short sales and extraordinary expenses, to the extent such direct Fund-level expenses exceed 0.59% of the average daily net assets of the Fund on an annual basis.

Direct Fund-level expenses for the Fund do not include 12b-1 fees, shareholder services fees, transfer agency fees or the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund.

This waiver and reimbursement (1) may not be terminated during the relevant period except at the Board’s discretion and (2) may, at RIMCo’s option, continue after the date stated above, but may be revised or eliminated at any time thereafter without notice.

If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

RUSSELL INVESTMENT
MANAGEMENT COMPANY

By:
Jeffrey T. Hussey
President

Accepted and Agreed:

RUSSELL INVESTMENT COMPANY

By:
Mark E. Swanson
Treasurer